Sub-Item 77Q1(d): Copies of Constituent Instruments Defining the Rights of
 Shareholders
 Referred to in Sub-Item 77I

Effective March 31, 2016, the Goldman Sachs Financial Square Tax-Exempt Money
 Market
Fund commenced offering FST Institutional Shares, FST Administration Shares,
 FST Capital
 Shares, FST Preferred Shares, FST Resource Shares, FST Select Shares and FST Service
 Shares (the Shares). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 544 to the Registrants Registration Statement on Form N-1A,
 filed with the Securities and Exchange Commission on March 31, 2016
(Accession No. 0001193125-16-526029). Amendment No. 88 dated December 17, 2015 to the
Registrants Agreement and Declaration of Trust dated January 28, 1997, which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(89)
 to
Post-Effective Amendment No. 511 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 17, 2015 (Accession No. 0001193125-15-406661).

Effective March 31, 2016, the Goldman Sachs Investor Tax-Exempt Money Market Fund commenced offering Class A Shares and Class C Shares (the Shares). The terms of the
Shares for the Fund are described in Post-Effective Amendment No. 545 to the Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange
 Commission on March 31, 2016 (Accession No. 0001193125-16-526038). Amendment No. 88
dated December 17, 2015 to the Registrants Agreement and Declaration of Trust dated
January 28, 1997, which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(89) to Post-Effective Amendment No. 511 to the Registrants
Registration Statement on Form N-1A filed with the Securities and Exchange
 Commission
 on December 17, 2015 (Accession No. 0001193125-15-406661).

Effective May 31, 2016, the Goldman Sachs Strategic Factor Allocation Fund commenced offering Institutional Shares (the Shares). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 554 to the Registrants Registration
 Statement
 on Form N-1A, filed with the Securities and Exchange Commission on May 13, 2016
(Accession No. 0001193125-16-590574). Amendment No. 89 dated February 11, 2016 to the
Registrants Agreement and Declaration of Trust dated January 28, 1997, which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(90) to
Post-Effective Amendment No. 526 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 26, 2016 (Accession No. 0001193125-16-482292).

Effective May 31, 2016, the Goldman Sachs Investor Money Market Fund commenced offering
 Cash Management Shares, Resource Shares and Service Shares (the Shares). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 562 to the

Registrants Registration Statement on Form N-1A, filed with the Securities and Exchange
Commission on May 31, 2016 (Accession No. 0001193125-16-608619). Amendment
No. 90
 dated
April 14, 2016 to the Registrants Agreement and Declaration of Trust dated January 28, 1997, which established the Shares for the Fund, is incorporated herein by reference to Exhibit (a)(91) to Post-Effective Amendment No. 551 to the Registrants

Registration Statement on Form N-1A filed with the Securities and Exchange Commission on
 April 29, 2016 (Accession No. 0001193125-16-568780).